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                                                                   EXHIBIT 10.24

                                PLEDGE AMENDMENT

  This Pledge Amendment, dated as of February 27, 1998 is delivered pursuant to
Section 7(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Borrower Pledge Agreement dated as of October 24, 1997, between the undersigned and The Bank of New York, as Collateral Agent (the "Borrower Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                          TOTAL RENAL CARE HOLDINGS, INC.

                                                 /s/ John King
                                          By: _________________________________
                                          Title: V/P Finance

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
                                        Class
                                          of        Stock        Par  Number of
Stock Issuer                            Stock  Certificate Nos. Value  Shares
------------                            ------ ---------------- ----- ---------
Renal Treatment Centers, Inc. ......... Common       1863       $0.01    100
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